UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2021

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38908	84-4052441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 986-6744

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 28, 2021, DraftKings Inc. held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”).

The following matters were voted upon at the Annual Meeting:

1.	To elect thirteen directors to our Board of Directors;

2.	The ratification of the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To hold an advisory vote on the frequency of executive compensation votes.

The following are the final voting results for each of the items voted upon at the Annual Meeting:

			Broker
Election of directors:	For	Withheld	Non-Votes
Jason D. Robins	4,066,393,195	32,835,523	88,973,932
Harry Evans Sloan	4,021,094,056	78,134,662	88,973,932
Matthew Kalish	4,066,006,294	33,222,424	88,973,932
Paul Liberman	4,065,999,930	33,228,788	88,973,932
Woodrow H. Levin	4,044,235,967	54,992,751	88,973,932
Shalom Meckenzie	4,066,009,816	33,218,902	88,973,932
Jocelyn Moore	4,098,336,487	892,231	88,973,932
Ryan R. Moore	4,065,605,757	33,622,961	88,973,932
Valerie Mosley	4,097,694,578	1,534,140	88,973,932
Steven J. Murray	4,048,526,026	50,702,692	88,973,932
Hany M. Nada	4,059,482,850	39,745,868	88,973,932
John S. Salter	4,048,559,925	50,668,793	88,973,932
Marni M. Walden	4,048,562,195	50,666,523	88,973,932

Ratification of the appointment of BDO USA, LLP:
For			4,186,970,118
Against			859,548
Abstain			372,984

Non-binding advisory vote on frequency of executive compensation vote:
1 Year			4,091,928,771
2 Years			527,426
3 Years			1,608,357
Broker Non-Votes			5,164,164

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTKINGS INC.

Date: April 30, 2021	By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Chief Legal Officer and Secretary